EXHIBIT 10.18

STOCK PURCHASE AGREEMENT

AGREEMENT dated as of November 15, 2002 by and among SinoFresh Healthcare, Inc., a corporation organized under the laws of the State of Delaware (“SFH”); SinoFresh HealthCare Europe, Ltd., a British Virgin Islands International Business Company (“SFE”); SinoFresh HealthCare Asia, Ltd., a British Virgin Islands International Business Company (“SFA”); Invest Linc Equity Fund II, L.P., a Nevada limited partnership, (“Equity Fund”); Invest Linc Emerging Growth Equity Fund I, L.L.C., a Nevada limited liability company (“Growth Fund”); and The Invest Linc Group, LLC (“Group” and together with Equity Fund and Growth Fund collectively referred to as “Purchasers” and individually a “Purchaser”).

     WHEREAS, SFH, SFE and SFA are in the process of raising funds to continue the development of their respective business plans and for working capital by selling and issuing additional capital stock;

     WHEREAS, SFH will acquire all or substantially all of the assets of SinoFresh Laboratories, Inc. (herein, the “Acquisition”) subject to an Asset Purchase Agreement;

     WHEREAS, Purchasers are agreeable to waiving any default of SinoFresh Laboratories, Inc. (“SFL”) and SFH prior to or caused by the Acquisition in exchange for equity interests in SFH, SFE and SFA on the terms and conditions herein;

     WHEREAS, SFH is agreeable to the issuance and sale to the Purchasers of shares of SFH’s authorized but unissued common stock, par value $0.0001 per share (the “SFH Common Stock”) on the terms and conditions herein;

     WHEREAS, SFE is agreeable to the issuance and sale to the Purchasers of shares of SFH’s authorized but unissued common stock, par value $0.01 per share (the “SFE Common Stock”) on the terms and conditions herein; and

     WHEREAS, SFA is agreeable to the issuance and sale to the Purchasers of shares of SFH’s authorized but unissued common stock, par value $0.01 per share (the “SFA Common Stock”) on the terms and conditions herein.

     NOW, THEREFORE, in consideration of the premises and the mutual and independent covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
AMOUNT AND TERMS OF PURCHASE

1.1	Purchase and Sale

Subject to the terms and conditions hereof, the Purchasers hereby agree to (i) purchase and acquire from SFH and SFH hereby agrees to issue and sell to the Purchasers that number of shares of SFH Common Stock as listed beside each Purchaser on Schedule 1.1 hereto (ii) purchase and acquire from SFE and SFE hereby agrees to issue and sell to the

Purchasers that number of shares of SFE Common Stock as listed beside each Purchaser on Schedule 1.1 hereto and (iii) purchase and acquire from SFA and SFA hereby agrees to issue and sell to the Purchasers that number of shares of SFA Common Stock as listed beside each Purchaser on Schedule 1.1 hereto.

1.2	Closing Date

The issuance of the SFH Common Stock, SFE Common Stock and SFA Common Stock shall take place at the offices of Sokolow, Dunaud, Mercadier & Carreras LLP, 770 Lexington Avenue, 6th Floor, New York, New York 10021 or another location at SFH’s request (the “Closing”).

1.3	Conditions Precedent to Closing by the Purchasers

The obligations hereunder of the Purchasers to acquire the shares of the SFH Common Stock, SFE Common Stock and SFA Common Stock are subject to the satisfaction of each of the following conditions at or prior to Closing unless waived by the Purchasers in writing:

1.3.1	The representations and warranties of SFH. SFE and SFA contained in this Agreement shall be deemed to have been made at and as of the Closing and shall then be true in all material respects.

1.3.2	SFH, SFE and SPA shall have performed and complied in all material respects with the agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including without limitation the delivery of documents referred to elsewhere in this Agreement as being required to be delivered prior to or at the Closing.

1.3.3	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into that certain Assumption Agreement with respect to the Security Agreements, dated February 1, 2001, in connection with the Acquisition.

1.3.4	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into Allonges with respect to the 10% Secured Convertible Notes, dated February 1, 2001, in connection with the Acquisition.

1.3.5	The Purchasers shall have received the following documents in form and content satisfactory to Purchasers’ counsel:

(a)	Stock certificates duly executed by SFH evidencing ownership by each of the Purchasers of that number of shares of SFH Common Stock set out opposite the name of each of the Purchasers on Schedule 1.1 hereto;

(b)	Stock certificates duly executed by SFE evidencing ownership by each of the Purchasers of that number of shares of SFE Common Stock set out opposite the name of each of the Purchasers on Schedule 1.1 hereto;

(c)	Stock certificates duly executed by SFA evidencing ownership by each of the Purchasers of that number of shares of SFA Common Stock set out opposite the name of each of the Purchasers on Schedule 1.1 hereto;

(d)	The most current Certificate of Incorporation of SFH and all amendments thereto;

(e)	The most current Memorandum of Association of SFE and all amendments thereto; and

(f)	The most current Memorandum of Association of SFA and all amendments thereto.

1.3.6	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFH Stockholders Agreement”) and a registration rights agreement.

1.3.7	SFE and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFE Stockholders Agreement”).

1.3.8	SFA and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFA Stockholders Agreement”).

1.3.9	There shall not be pending or threatened any suit, action or other proceeding in which it is sought to restrain or prohibit the consummation by the Purchasers, SFH, SFE or SFA of, or to recover substantial damages from the Purchasers based on, the transactions contemplated by this Agreement.

1.4	Conditions Precedent to Closing by SFH

The obligations hereunder of SFH to issue and sell the shares of SFH Common Stock to the Purchasers are subject to the satisfaction of each of the following conditions at or prior to Closing unless waived by SFH in writing:

1.4.1	The representations and warranties of the Purchasers contained in this Agreement shall be deemed to have been made at and as of the Closing and shall then be true in all material respects.

1.4.2	The Purchasers shall have performed and complied in all material respects with the agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including without limitation the delivery of documents referred to elsewhere in this Agreement as being required to be delivered prior to or at the Closing.

1.4.3	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into that certain Assumption Agreement with respect to the Security Agreements, dated February 1, 2001, in connection with the Acquisition.

1.4.4	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into Allonges with respect to the 10% Secured Convertible Notes, dated February 1, 2001, in connection with the Acquisition.

1.4.5	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFH Stockholders Agreement”).

1.4.6	There shall not be pending or threatened any suit, action or other proceeding in which it is sought to restrain or prohibit the consummation by SFH, SFE, SFA or the Purchasers of, or to recover substantial damages from SFH based on, the transactions contemplated by this Agreement.

1.5	Conditions Precedent to Closing by SFE

The obligations hereunder of SFE to issue and sell the shares of SFE Common Stock to the Purchasers are subject to the satisfaction of each of the following conditions at or prior to Closing unless waived by SFE in writing:

1.5.1	The representations and warranties of the Purchasers contained in this Agreement shall be deemed to have been made at and as of the Closing and shall then be true in all material respects.

1.5.2	The Purchasers shall have performed and complied in all material respects with the agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including without limitation the delivery of documents referred to elsewhere in this Agreement as being required to be delivered prior to or at the Closing.

1.5.3	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into that certain Assumption Agreement with respect to the Security Agreements, dated February 1, 2001, in connection with the Acquisition.

1.5.4	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into Allonges with respect to the 10% Secured Convertible Notes, dated February 1, 2001, in connection with the Acquisition.

1.5.5	SFE and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFE Stockholders Agreement”).

1.5.6	There shall not be pending or threatened any suit, action or other proceeding in which it is sought to restrain or prohibit the consummation by SFH, SFE, SFA or the Purchasers of, or to recover substantial damages from SFE based on, the transactions contemplated by this Agreement.

1.6	Conditions Precedent to Closing by SFA

The obligations hereunder of SFA to issue and sell the shares of SFA Common Stock to the Purchasers are subject to the satisfaction of each of the following conditions at or prior to Closing unless waived by SFA in writing:

1.6.1	The representations and warranties of the Purchasers contained in this Agreement shall be deemed to have been made at and as of the Closing and shall then be true in all material respects.

1.6.2	The Purchasers shall have performed and complied in all material respects with the agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including without limitation the delivery of documents referred to elsewhere in this Agreement as being required to be delivered prior to or at the Closing.

1.6.3	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into that certain Assumption Agreement with respect to the Security Agreements, dated February 1, 2001, in connection with the Acquisition.

1.6.4	SFH and the Purchasers shall have simultaneously with the execution of this Agreement entered into Allonges with respect to the 10% Secured Convertible Notes, dated February 1, 2001, in connection with the Acquisition.

1.6.5	SFA and the Purchasers shall have simultaneously with the execution of this Agreement entered into a stockholders agreement (the “2002 SFA Stockholders Agreement”).

1.6.6	There shall not be pending or threatened any suit, action or other proceeding in which it is sought to restrain or prohibit the consummation by SFH, SFE, SFA or the Purchasers of, or to recover substantial damages from SFA based on, the transactions contemplated by this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties of SFH

SFH hereby represents and warrants that the following are true and correct as of the date hereof:

2.1.1	Organization, Qualification and Corporate Power SFH is a corporation duly organized and existing in good standing under the laws of the State of Delaware without limit as to the duration of its existence and has corporate power and authority, rights and franchises to own its property and to carry on its business as now conducted. SFH has the corporate power and authority to make and carry out this Agreement and to issue the shares of SFH Common Stock as herein provided. SFH has the corporate power, permits and other authorizations necessary to own and operate its properties and, except where the failure to do so would not materially adversely affect SFH’s business, to carry on the business currently conducted by it, including all licenses, permits and authorizations of any and all applicable federal, state and local governmental agencies, has applied for qualification as a foreign corporation authorized to do business in the State of Florida and is duly qualified as a foreign corporation authorized to do business and in good standing in each other jurisdiction in which such qualification and good standing may be required by applicable law.

2.1.2	SFH Common Stock The shares of SFH Common Stock are not subject to preemptive rights and, when issued and sold at the Closing in accordance with this Agreement, will be duly and validly authorized, issued, outstanding, fully paid and non-assessable. The shares of SFH Common Stock at Closing will be free of any and all encumbrances, claims or security interests whatsoever except as set forth on the 2002 Stockholders Agreement of SFH, dated as of November 15, 2002. The shares of SFH Common Stock, when issued, shall constitute six percent (6%) of the issued and outstanding shares of SFH capital stock in accordance with the post-closing pro forma Capitalization Table of SFH attached hereto as Exhibit A and shall exceed 6% of the issued and outstanding shares of capital stock if less than 4,000,000 shares of Series C Preferred are ultimately sold to investors. SFH’s issued and outstanding stock as well as all derivative securities convertible into stock of SFH are listed in the SFH Current Capitalization Table attached hereto as Exhibit B.

2.1.3	Authorization of Agreement and SFH Common Stock; Validity The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFH Common Stock, have been duly authorized by SFH and do not require the consent or approval of any governmental body or other regulatory authority of the United States or of any other party (except the issuance of SFH Common Stock may require notice filings under one or more state securities laws), and are not in contravention of or in conflict with any law or regulation of the United States, or of any state thereof, or any political subdivision of the foregoing, or any term or provision of the Certificate of Incorporation or Bylaws of SFH. This Agreement is the valid, binding and legally enforceable obligation of SFH in accordance with its terms.

2.1.4	Conflict The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFH Common Stock, are not, in any material respect, in contravention of or in conflict with any material agreement, indenture or undertaking to which SFH is a party or by which it or any of its property may be bound or affected, and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

2.1.5	Litigation Except as set forth on Schedule 2.1.5, there is no litigation or other proceeding pending or, to the Best Knowledge of SFH (for purposes of this Agreement, the term “Best Knowledge of SFH” shall mean those matters actually known by a director or officer of SFH, as well as those matters which a reasonable person in the position of a director or officer of SFH should have known), threatened against or affecting SFH or its properties which, if determined adversely to SFH, would have a material adverse effect on the financial condition, properties or operations of SFH and SFH is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority which materially affects, in any adverse respect, the operations or properties of SFH.

2.2	Representations and Warranties of SFA

2.2.1	Organization, Qualification and Corporate Power SFA is an international business company duly organized and existing in good standing under the laws of the British Virgin Islands without limit as to the duration of its existence and has corporate power and authority, rights and franchises to own its property and to carry on its business as now conducted. SFA has the corporate power and authority to make and carry out this Agreement and to issue the shares of SFA Common Stock as herein provided. SPA has the corporate power, permits and other authorizations necessary to own and operate its properties and, except where the failure to do so would not materially adversely affect SFA’s business, to carry on the business currently conducted by it, including all licenses, permits and authorizations of any and all applicable federal, state and local governmental agencies and is duly qualified as a foreign corporation authorized to do business and in good standing in each other jurisdiction in which such qualification and good standing may be required by applicable law.

2.2.2	SFA Common Stock The shares of SFA Common Stock are not subject to preemptive rights and, when issued and sold at the Closing in accordance with this Agreement, will be duly and validly authorized, issued, outstanding, fully paid and non-assessable. The shares of SFA Common Stock at Closing will be free of any and all encumbrances, claims or security interests whatsoever except as set forth on the 2002 Stockholders Agreement of SFA, dated as of November 15, 2002. The shares of SFA Common Stock, when issued, shall constitute six percent (6%) of the issued and outstanding shares of SFA capital stock.

2.2.3	Authorization of Agreement and SFA Common Stock; Validity The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFA Common Stock, have been duly authorized by SFA and do not require the consent or approval of any governmental body or other regulatory authority of the United States or of any other party (except the issuance of SFA Common Stock may require notice filings under one or more state securities laws), and are not in contravention of or in conflict with any law or regulation of the United States, or of any state thereof, or any political subdivision of the foregoing, or any term or provision of the Memorandum or Articles of Association of SFA. This Agreement is the valid, binding and legally enforceable obligation of SFA in accordance with its terms.

2.2.4	Conflict The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFA Common Stock, are not, in any material respect, in contravention of or in conflict with any material agreement, indenture or undertaking to which SFA is a party or by which it or any of its property may be bound or affected, and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

2.2.5	Litigation There is no litigation or other proceeding pending or, to the Best Knowledge of SFA (for purposes of this Agreement, the term “Best Knowledge of SFA” shall mean those matters actually known by a director or officer of SFA, as well as those matters which a reasonable person in the position of a director or officer of SFA should have known), threatened against or affecting SFA or its properties which, if determined adversely to SFA, would have a material adverse effect on the financial condition, properties or operations of SFA and SFA is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority which materially affects, in any adverse respect, the operations or properties of SFA.

2.3	Representations and Warranties of SFE

2.3.1	Organization, Qualification and Corporate Power SFE is an international business company duly organized and existing in good standing under the laws of the British Virgin Islands without limit as to the duration of its existence and has corporate power and authority, rights and franchises to own its property and to carry on its business as now conducted. SFE has the corporate power and authority to make and carry out this Agreement and to issue the shares of SFE Common Stock as herein provided. SFE has the corporate power, permits and other authorizations necessary to own and operate its properties and, except where the failure to do so would not materially adversely affect SFE’s business, to carry on the business currently conducted by it, including all licenses, permits and authorizations of any and all applicable federal, state and local governmental agencies and is duly qualified as a foreign corporation authorized to do business and in good standing in each other jurisdiction in which such qualification and good standing may be required by applicable law.

2.3.2	SFE Common Stock The shares of SFE Common Stock are not subject to preemptive rights and, when issued and sold at the Closing in accordance with this Agreement, will be duly and validly authorized, issued, outstanding, fully paid and non-assessable. The shares of SFE Common Stock at Closing will be free of any and all encumbrances, claims or security interests whatsoever except as set forth on the 2002 Stockholders Agreement of SFE, dated as of November 15, 2002. The shares of SFE Common Stock, when issued, shall constitute six percent (6%) of the issued and outstanding shares of SFE capital stock.

2.3.3	Authorization of Agreement and SFE Common Stock; Validity The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFE Common Stock, have been duly authorized by SFE and do not require the consent or approval of any governmental body or other regulatory authority of the United States or of any other party (except the issuance of SFE Common Stock may require notice filings under one or more state securities laws), and are not in contravention of or in conflict with any law or regulation of the United States, or of any state thereof, or any political subdivision of the foregoing, or any term or provision of the Memorandum or Articles of Association of SFE. This Agreement is the valid, binding and legally enforceable obligation of SFE in accordance with its terms.

2.3.4	Conflict The execution, delivery and performance of this Agreement, and the issuance and sale of the shares of SFE Common Stock, are not, in any material respect, in contravention of or in conflict with any material agreement, indenture or undertaking to which SFE is a party or by which it or any of its property may be bound or affected, and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

2.3.5	Litigation There is no litigation or other proceeding pending or, to the Best Knowledge of SFE (for purposes of this Agreement, the term “Best Knowledge of SFE” shall mean those matters actually known by a director or officer of SFE, as well as those matters which a reasonable person in the position of a director or officer of SFE should have known), threatened against or affecting SFE or its properties which, if determined adversely to SFE, would have a material adverse effect on the financial condition, properties or operations of SFE and SFE is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority which materially affects, in any adverse respect, the operations or properties of SFE.

2.4	Representations and Warranties of the Purchasers Each of the Purchasers individually hereby represents and warrants, that the following are true and correct on the date hereof:

2.4.1	Each Purchaser’s execution, delivery and performance of this Agreement has been duly authorized by each Purchaser respectively and each Purchaser has all requisite power and authority to enter into this Agreement, and such execution, delivery and performance is not in contravention of or in conflict with any law or regulation of the United States, or any political subdivision thereof, or any agreement or document binding upon the Purchaser. This Agreement, when delivered, will be the valid, binding and legally enforceable obligation of the Purchaser in accordance with its terms.

2.4.2	Each Purchaser is an “Accredited Investor” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”).

2.4.3	Each Purchaser has not been formed for the specific purpose of acquiring its portion of the SFH Common Stock, SFA Common Stock and SFE Common Stock and each is acquiring the SFH Common Stock, SFA Common Stock and SFE Common Stock for such Purchaser’s own account, not as a nominee or agent and without a view to or for sale in connection with any distribution thereof.

2.4.4	Each Purchaser understands that (i) the shares of SFH Common Stock, SFA Common Stock and SFE Common Stock have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or any applicable state securities laws, (ii) the shares of SFH Common Stock, SFA Common Stock and SFE Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and such state laws, (iii) the shares of SFH Common Stock, SFA Common Stock and SFE Common Stock will bear a legend to such effect and (iv) SFH, SFA and SFE will make a notation on its transfer books to such effect.

2.4.5	Each Purchaser understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of shares of SFH Common Stock, SFA Common Stock and SFE Common Stock in limited amounts under certain conditions and in unlimited amounts under certain conditions.

2.4.6	Each Purchaser understands that no public market now exists for any of the securities issued by SFH, SFA or SFE and that there is no assurance that a public market will ever exist for the securities of SFH, SFA or SFE.

2.4.7	Each Purchaser has had a full opportunity to request from SFE, SFA and SFE and to review and has reviewed all information which it deems relevant in making a decision to purchase the shares of SFH Common Stock, SFA Common Stock and SFE Common Stock and each Purchaser will comply with the restrictions on transferability of (i) the SFH Common Stock contained in the 2002 SFH Stockholders Agreement, (ii) the SFA Common Stock contained in the 2002 SFA Stockholders Agreement and (iii) the SFE Common Stock contained in the 2002 SFE Stockholders Agreement.

ARTICLE III
COVENANTS

3.1	Legend

To assist in effectuating the provisions of Section 2.4.4, the Purchasers hereby consent to the placement of the following legends:

3.1.1	on all certificates certifying ownership of any shares of SFH Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS OR AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON WHO IS A NATIONAL, CITIZEN OR RESIDENT THEREOF OR PERSON NORMALLY RESIDENT THEREIN OR TO ANY PERSON

PURCHASING FOR RESALE TO ANY SUCH PERSON IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. IN ADDITION THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT AMONG SINOFRESH HEALTHCARE, INC. AND CERTAIN STOCKHOLDERS OF SINOFRESH HEALTHCARE, INC. AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON PILE AT THE OFFICE OF THE SECRETARY OF SINOFRESH HEALTHCARE, INC.

3.1.2	on all certificates certifying ownership of any shares of SFA Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS OR AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON WHO IS A NATIONAL, CITIZEN OR RESIDENT THEREOF OR PERSON NORMALLY RESIDENT THEREIN OR TO ANY PERSON PURCHASING FOR RESALE TO ANY SUCH PERSON IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. IN ADDITION THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT AMONG SINOFRESH HEALTHCARE ASIA, LTD. AND CERTAIN STOCKHOLDERS OF SINOFRESH HEALTHCARE ASIA, LTD. AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF SINOFRESH HEALTHCARE ASIA, LTD.

3.1.3	on all certificates certifying ownership of any shares of SFE Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS OR AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON WHO IS A NATIONAL, CITIZEN OR RESIDENT THEREOF OR PERSON NORMALLY RESIDENT THEREIN OR TO ANY PERSON PURCHASING FOR RESALE TO ANY SUCH PERSON IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. IN ADDITION THE SHARES

REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT AMONG SINOFRESH HEALTHCARE EUROPE, LTD. AND CERTAIN STOCKHOLDERS OF SINOFRESH HEALTHCARE EUROPE, LTD. AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF SINOFRESH HEALTHCARE EUROPE, LTD.

3.2	Indemnification

3.2.1	Subject to the provisions of Section 4.1 and of this Section 3.2, SFH, SFE and SFA shall severally but not jointly indemnify and hold harmless the Purchasers against all losses, liabilities, costs, reasonable legal fees and other expenses of the Purchasers and its partners, members, officers, directors and controlling persons resulting from any material breach of any warranty, representation, covenant, agreement or obligation of such of SFH, SFE or SFA contained herein (“Purchaser Damages”).

3.2.2	Subject to the provisions of Section 4.1 and of this Section 3.2, each of the Purchasers shall severally but not jointly indemnify and hold harmless SFH, SFE and SFA against all losses, liabilities, costs, reasonable legal fees and the expenses of SFH, SFE and SFA and their respective officers, directors and controlling persons resulting from any material breach of any warranty, representation, covenant, agreement or obligation of such one of the Purchasers contained herein (“SF Damages”).

3.2.3	Promptly after receipt by an indemnified party under this Section 3.2 of a third party claim or notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.2, deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.2, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.2.

3.2.4	The indemnifying party shall advance the expenses of the indemnified party as they are incurred, provided that the indemnified party shall give the indemnifying party an undertaking to reimburse the indemnifying party for any amounts so advanced should it be determined that indemnification is not available under this Section 3.2.

3.2.5	If the indemnification provided for in this Section 3.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the breach of any warranty, representation, covenant, agreement or obligation that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.

3.2.6	A claim for indemnity or contribution shall be effective only after the aggregate amount of Purchaser Damages or SF Damages, as the case may be, exceeds $50,000.

ARTICLE IV
MISCELLANEOUS

4.1	Survival and Expiration of Representations and Warranties

The representations and warranties made herein shall survive the execution and delivery of this Agreement and the Closing for a period of eighteen months from the date of Closing unless notice of a claim thereunder shall have been given by one party to the other within such eighteen-month period.

4.2	No Waiver of Rights

No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.3	Notice

Any notice herein required or permitted to be given shall be in writing and may be sent by hand delivery, facsimile, email or registered or certified mail, return receipt requested, and shall be deemed to have been given: if by hand delivery, on the date of delivery; if by facsimile or email, on the business day after transmission thereof to the proper facsimile number or email address; or if mailed, on the date indicated as the date of delivery on the return receipt or the date of attempted delivery if refused. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is given as provided in this Section 4.3) shall be as follows:

To SFH, SFA or SFE:	With a copy to:

SinoFresh HealthCare, Inc	Sokolow, Dunaud, Mercadier & Carreras LLP
313 S. Seaboard Ave.	770 Lexington Avenue, 6th Floor
Venice, FL 34292	New York, NY 10021-8165
Attention: Andrew Badolato	Attention: Thomas Amon

Facsimile: 941-488-5048	Facsimile: 212-486-7240
Email:	Email: tamon@sdmc-law.com

To Purchasers:	With a copy to:

Invest Linc Financial Services	Gammage & Burnham, P.L.C.
1901 N. Roselle Road, Suite 100	Two North Central Avenue, 18th Floor
Schaumburg, IL 60195	Phoenix, AZ 85004-4402
Attention: Craig Terrill	Attention: Stephen Boatwright

Facsimile: 847 843-2828	Facsimile: 602 256-4475
Email:	Email: sboatwright@gblaw.com

4.4	Governing Law

This Agreement shall be construed and enforced in accordance with the laws of United States and the State of New York (as applicable), without regard to the rules governing conflict of laws.

4.5	Counterpart Originals

This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.6	Consent to Jurisdiction

The Purchasers SFH, SFA and SFE agree to submit any claim, suit or proceeding hereunder to the jurisdiction of the courts of the State of Florida located in Sarasota County, and further consent to waive their right to trial by jury in any such action.

4.7	Assignment; Successors

No party may assign this Agreement without the written consent of the other parties.

4.8	Pronouns

Whenever pronouns are used herein, they shall be interpreted in the neuter, masculine, feminine, singular or plural as the context may require.

4.9	Further Assurances

The parties hereto agree that, from time to time hereafter, and upon request, each of them will execute, acknowledge and deliver such other documents and instruments as may be reasonably required more effectively to carry out the terms and conditions of this Agreement.

4.10	Entire Agreement

This Agreement, together with the other agreements referred to herein, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all prior and contemporaneous agreements, representations and understandings of the parties.

Dated as of the date first written above in New York, New York.

SinoFresh HealthCare, Inc.,		SinoFresh HealthCare Europe, Ltd.
a Delaware corporation		a British Virgin Islands company

By:	/s/ Andrew Badolato	By:	/s/ Andrew Badolato

	Name: Andrew Badolato		Name: Andrew Badolato
	Title: President		Title: President

SinoFresh HealthCare Asia, Ltd., a British Virgin Islands company		The Invest Line Group, LLC

By:	/s/ Andrew Badolato	By:	/s/ Craig Terrill

	Name: Andrew Badolato Title: President		Name: Craig Terrill Title: CEO

Invest Linc Equity Fund II, a Nevada limited partnership		Invest Linc Emerging Growth Equity Fund I, L.L.C., a Nevada limited liability company

By:	/s/ Craig Terrill	By:	/s/ Craig Terrill

	Name: Graig Terrill Title: General Partner		Name: Craig Terrill Title: Managing Member

Schedule 1.1
Schedule of Purchasers

		# of Shares of
	# of Shares of	SinoFresh	# of Shares of
	SinoFresh	HealthCare	SinoFresh HealthCare
Name	HealthCare, Inc.	Europe, Ltd.	Asia, Ltd.
Invest Linc Equity Fund II	501,826	54,264	54,264
Invest Linc Emerging Growth Equity Fund I, L.L.C.,	195,154	21,108	21,108
The Invest Linc Group, LLC	840,000	90,828	90,828

Total	1,536,980	166,200	166,200

Schedule 2.1.5

     SinoFresh Laboratories, Inc. (“LABS”) is party to a case pending in Alabama State Court captioned Charles Cabral v. SinoFresh Laboratories Inc. et al. in which Plaintiff seeks damages under a purported consulting agreement with LABS and for unspecified damages in connection with the purchase and sale of assets of LABS by SFH. SFH is not named in this lawsuit and is indemnified by LABS against any related claims by Plaintiff.

Exhibit A

Pro Forma Capitalization Table of SFH
(assuming a $2,000,000 C offering and not including InvestLinc holdings)

	# of Shares	# of Shares of Common
Type of Stock	Outstanding	Stock Convertible Intro
Common	20,000,000	20,000,000
Series A Preferred	1,616,339	1,616,339
Series C Preferred	4,000,000	4,000,000

Total	25,616,339	25,616,339

Exhibit B

SFH Current Capitalization Table

	# of Shares	# of Shares of Common Stock
Type of Security	Outstanding	Convertible Into
Common Stock	20,000,000	20,000,000
Series A Preferred Stock	1,616,339	1,616,339
Incentive Stock Options		0
Options, Warrants, Debentures		0
Invest Linc Notes		1,167,208

Total	21,616,339	22,783,547